UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange act of 1934

Date of report (date of earliest event reported): February 13, 2015

RECEPTOS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35900 (Commission File Number	26-4190792 (I.R.S. Employer Identification No.)

3033 Science Park Road, Suite 300

San Diego, California 92121

(858) 652-5700

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2015, Receptos, Inc. (the “Company”), entered into a Second Amendment To Lease (the “Second Amendment”) with ARE-SD Region No. 35, LLC (“ARE”) which modifies the terms of that certain Lease Agreement dated April 22, 2014 (the “Lease”) by and between the Company and ARE. Pursuant to the Second Amendment, the Company has leased an additional 23,478 square feet of space (the “Expansion Space”) at the Company’s corporate headquarters located at 3033 Science Park Road, San Diego, California, bringing the total square footage subject to the Lease to approximately 65,500 (the “Premises”). The lease term with respect to the Expansion Space is expected to commence on or about July 31, 2015 (the “Commencement Date”) and expires 120 months after the Commencement Date (the “Term”) along with the lease term for the Premises. The Company has an option to extend the Term for an additional five years. The Second Amendment provides for base rent on the Expansion Space of $3.25 per square foot, with annual increases calculated in accordance with the rent adjustment percentage set forth in the Lease.

The Company and ARE had previously entered into a First Amendment to Lease (the “First Amendment”) in July 2014, pursuant to which the Company had waived for a limited time its right of first refusal with respect to the lease of a portion of the building containing the Premises. Copies of the First Amendment and Second Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing descriptions of the First Amendment and Second Amendment are qualified in their entirety by reference to the full text of each of these documents.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 above is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Lease, dated July 30, 2014, by and between Receptos, Inc. and ARE-SD Region No. 35, LLC.

10.2	Second Amendment to Lease, dated February 13, 2015, by and between Receptos, Inc. and ARE-SD Region No. 35, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015	RECEPTOS, INC.

	By:	/s/ Christian Waage
Christian Waage
Senior Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	First Amendment to Lease, dated July 30, 2014, by and between Receptos, Inc. and ARE-SD Region No. 35, LLC.

10.2	Second Amendment to Lease, dated February 13, 2015, by and between Receptos, Inc. and ARE-SD Region No. 35, LLC.